Exhibit 10.1
AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
     This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into on this 9th day of November, 2007 by and between CINCINNATI BELL INC., an Ohio corporation (“Employer”) and RODNEY D. DIR, an Ohio resident (“Employee”).
RECITALS
A.	Employer and Employee entered into that certain Employment Agreement (the “Employment Agreement”) on July 26, 2005.

B.	Employer and Employee desire to amend and clarify certain terms of the Employment Agreement as set forth in this Amendment; more particularly, Employee’s agreement to extend the time period during which certain restrictive covenants shall remain effective, and Employer’s agreement to waive Employee’s obligation under Section 13.F of the Employment Agreement to provide Employer 60 days’ prior written notice of his resignation.
AGREEMENT
     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:
1.	Amendments to Employment Agreement. The Employment Agreement is hereby amended as follows:
A.	The following sentence shall be added to the end of Section 13.F:

Notwithstanding anything to the contrary contained herein, any Target Bonus earned (prorated through October 31, 2007) but not paid as of October 31, 2007 shall be payable to Employee at the same time that Employer customarily pays annual bonuses; provided, however, that Employer shall pay such Bonus to Employee no later than March 31, 2008.

B.	All references in Section 11 to “one-year” and “one year” are deleted in their entirety and replaced with “two-year” and “two years” respectively.
2.	Amendment and Ratification. The parties agree that the Employment Agreement is hereby amended in accordance with the foregoing provisions of this Amendment. Except as specifically amended herein, all remaining provisions of the Employment Agreement shall remain in full force and effect as written.

3.	Defined Terms. Capitalized terms used in this Amendment shall have the same meanings as in the Employment Agreement unless otherwise defined herein.
4.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.
     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

EMPLOYER: Cincinnati Bell Inc., an Ohio corporation
By:	/s/ John F. Cassidy
Name:	John F. Cassidy
Title:	Chief Executive Officer

EMPLOYEE:
/s/ Rodney D. Dir
Rodney D. Dir, individually

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